FORWARD FUNDS

Forward High Yield Bond Fund

Forward International Equity Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Supplement dated June 15, 2010

to the

Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus; and Summary Prospectuses for Class C Shares of the Forward High Yield Bond Fund, Forward International Equity Fund, Forward Investment Grade Fixed-Income Fund, Forward Large Cap Growth Fund, and Forward Large Cap Value Fund

each dated May 1, 2010

NOTICE OF TERMINATION OF CLASS C SHARES OF CERTAIN FORWARD FUNDS

The following information applies to the Forward High Yield Bond Fund, Forward International Equity Fund, Forward Investment Grade Fixed-Income Fund, Forward Large Cap Growth Fund, and Forward Large Cap Value Fund (each a “Fund” and collectively, the “Funds”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on June 10-11, 2010, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of each of the Funds: (i) the automatic conversion of all outstanding Class C shares of each Fund into Investor Class shares of the same Fund (the “Conversion”); and (ii) the termination of Class C shares as a share class of each Fund (the “Termination”).

Effective immediately, in anticipation of the Conversion and the Termination, Class C shares of each of the Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends and automatic investment plans) or be eligible for exchanges from other Forward Funds. In addition, effective immediately, Class C of each of the Funds will be closed to all new accounts.

Distribution and Service (Rule 12b-1) Fees will continue to be paid on behalf of Class C shares of the Funds until the date of the Conversion. These Fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Funds’ distributor for commissions paid in connection with past sales.

The Conversion is expected to occur on or about August 9, 2010 or on such later date as the officers of the Trust determine (the “Conversion Date”). As of the close of business on the Conversion Date, each shareholder of Class C shares of a Fund will automatically become the owner of the number of corresponding full and fractional Investor Class shares of the same Fund, having an equal aggregate net asset value. On or shortly after the Conversion Date, Class C shares of each Fund will be terminated as a share class of each Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Conversion. In addition, it is anticipated that Fund shareholders will not recognize a taxable gain or loss on the conversion of their Class C shares for Investor Class shares, and that Fund shareholders will have the same aggregate tax basis in Investor Class shares received pursuant to the Conversion as in their Class C shares.

Holders of Class C shares of a Fund who determine that they do not wish to have their shares automatically converted into Investor Class shares of the same Fund may: (1) redeem their Class C shares of the Fund prior to the Conversion Date, or (2) contact the Trust or their broker, financial intermediary or other financial institution prior to the Conversion Date to discuss other options available to them. Please note that a redemption of shares of a Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP C 06152010